Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Kiran Asarpota, Vice President of Finance of ASLAN Pharmaceuticals Limited (the “Company”), hereby certifies that, to the best of his knowledge:

1.

The Company’s Annual Report on Form 20-F for the year ended December 31, 2018, to which this Certification is attached as Exhibit 13.2 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2019	By:	/s/ Kiran Asarpota
Kiran Asarpota Vice President of Finance
(Principal Financial Officer and Principal Accounting Officer)